Exhibit 10.5

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 26, 2015, by and among QUALITYTECH, LP, a Delaware limited partnership (“Borrower”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (“Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent (the “Agent” for the Lenders).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Agent, and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of December 17, 2014, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 5, 2015 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.          Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.          Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement by deleting the following from subparagraph (b) of the definition of Change of Control in §1.1 of the Credit Agreement: “(excluding, in the case of both clause (b)(ii) and (b)(iii) above, any individual whose initial nomination for, or assumption of office as, a member of the REIT Board occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors or trustees by any Person or group other than a solicitation for the election of one or more directors or trustees by or on behalf of the REIT Board)”.

3.          References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.          Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

5.           Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)          Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b)          Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)           Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)          Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

6.           No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

7.           Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

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8.          Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Notes and the Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).

9.          Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

10.        Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of Georgia (excluding the laws applicable to conflicts or choice of law). This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.

11.        Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders.

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IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals as of the day and year first above written.

BORROWER:

QUALITYTECH, LP, a Delaware limited partnership

By:	QTS Realty Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ Shirley E. Goza
	Name:	Shirley E. Goza
	Title:	General Counsel & Secretary

(SEAL)

GUARANTORS:

QTS REALTY TRUST, INC., a Maryland corporation

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	General Counsel & Secretary

(SEAL)

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QUALITY INVESTMENT PROPERTIES METRO, LLC
QUALITY INVESTMENT PROPERTIES, SUWANEE, LLC
QUALITY TECHNOLOGY SERVICES METRO II, LLC
QUALITY TECHNOLOGY SERVICES, SUWANEE II, LLC
QUALITY TECHNOLOGY SERVICES WICHITA II, LLC
QUALITY INVESTMENT PROPERTIES SACRAMENTO, LLC
QUALITY TECHNOLOGY SERVICES SACRAMENTO II, LLC
QUALITY INVESTMENT PROPERTIES MIAMI, LLC
QUALITY TECHNOLOGY SERVICES MIAMI II, LLC
QUALITY INVESTMENT PROPERTIES SANTA CLARA, LLC
QUALITY TECHNOLOGY SERVICES SANTA CLARA II, LLC
QUALITY INVESTMENT PROPERTIES IRVING, LLC
QUALITY TECHNOLOGY SERVICES IRVING II, LLC
QUALITY TECHNOLOGY SERVICES JERSEY CITY, LLC
QUALITY TECHNOLOGY SERVICES, N.J., LLC
QUALITY TECHNOLOGY SERVICES, N.J. II, LLC
QTS INVESTMENT PROPERTIES PRINCETON, LLC
QUALITY TECHNOLOGY SERVICES PRINCETON II, LLC
QTS INVESTMENT PROPERTIES CHICAGO, LLC
QUALITY TECHNOLOGY SERVICES CHICAGO II, LLC
QUALITY INVESTMENT PROPERTIES GATEWAY, LLC
QUALITY TECHNOLOGY SERVICES LENEXA, LLC
QUALITY INVESTMENT PROPERTIES LENEXA, LLC
QUALITY TECHNOLOGY SERVICES LENEXA II, LLC
QUALITY INVESTMENT PROPERTIES RICHMOND, LLC
QUALITY TECHNOLOGY SERVICES RICHMOND II, LLC
QTS CRITICAL FACILITIES MANAGEMENT, LLC
QUALITY TECHNOLOGY SERVICES, LLC
QUALITY TECHNOLOGY SERVICES, NORTHEAST, LLC
QUALITY INVESTMENT PROPERTIES IRVING II, LLC
QUALITY TECHNOLOGY SERVICES HOLDING, LLC,
each a Delaware limited liability company

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Vice President, General Counsel & Secretary

(SEAL)

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QLD INVESTMENT PROPERTIES WICHITA TECHNOLOGY GROUP, L.L.C., a Kansas limited liability company

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Vice President, General Counsel & Secretary

(SEAL)

QAE ACQUISITION COMPANY, LLC, a Georgia limited liability company

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Vice President, General Counsel & Secretary

(SEAL)

QTS FINANCE CORPORATION, a Delaware corporation

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	General Counsel & Secretary

(SEAL)

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AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Timothy Sylvain
Name:	Timothy Sylvain
Title:	Vice President

(SEAL)

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BANK OF AMERICA, N.A., as Co-Syndication Agent

By:	/s/ Gary J. Katunas
Name:	Gary J. Katunas
Title:	Senior Vice President

(SEAL)

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DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

By:	/s/ J. T. Johnston Coe
Name:	J. T. Johnston Coe
Title:	Managing Director

(SEAL)

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REGIONS BANK, as Co-Syndication Agent

By:	/s/ Kerri L. Raines
Name:	Kerri L. Raines
Title:	Senior Vice President

(SEAL)

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CITIZENS BANK, NATIONAL ASSOCIATION f/k/a RBS CITIZENS, N.A.

By:	/s/ Michelle Dawson
Name:	Michelle Dawson
Title:	Vice President

(SEAL)

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GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

(SEAL)

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PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew Fraser
Name:	Andrew Fraser
Title:	Vice President

(SEAL)

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MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Emanuel Ma
Name:	Emanuel Ma
Title:	Vice President

(SEAL)

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Brendan Poe
Name:	Brendan Poe
Title:	Executive Director

(SEAL)

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SUNTRUST BANK

By:	/s/ Francine Glandt
Name:	Francine Glandt
Title:	SVP, REIT Banking Group

(SEAL)

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TORONTO DOMINION (TEXAS) LLC

By:	/s/ Savo Bozic
Name:	Savo Bozic
Title:	Authorized Signatory

(SEAL)

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SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Director

(SEAL)

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STIFEL BANK & TRUST

By:	/s/ Suzanne Agin
Name:	Suzanne Agin
Title:	Vice President

(SEAL)

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MORGAN STANLEY BANK, N.A.

By:	/s/ Emanuel Ma
Name:	Emanuel Ma
Title:	Authorized Signatory

(SEAL)

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JEFFERIES GROUP LLC

By:	/s/ Mark Sahler
Name:	Mark Sahler
Title:	Managing Director

(SEAL)

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COBANK, ACB

By:	/s/ Kevin A. Oliver
Name:	Kevin A. Oliver
Title:	Vice President

(SEAL)

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CROSSFIRST BANK

By:	/s/ Douglas McKay
Name:	Douglas McKay
Title:	Business Banker

(SEAL)